PROPERTY AND EQUIPMENT, NET	6 Months Ended
Jun. 30, 2026
PROPERTY AND EQUIPMENT, NET
PROPERTY AND EQUIPMENT, NET

7.PROPERTY AND EQUIPMENT, NET

Property and equipment, net consisted of the following:

	June 30,	December 31,
	2026	2025
	(unaudited)
Property	$508,052	$492,941
Office equipment	133,276	146,394
Vehicles	—	143,812
Electronic equipment	104,087	110,957
Less: Accumulated depreciation	(265,069)	(369,049)
	$480,346	$525,055

Depreciation expense was $28,341 and $81,403 for the six months ended June 30, 2026 and 2025, respectively.

For the six months ended June 30, 2026, the Company disposed of certain property and equipment, including office equipment, vehicle and electronic equipment, and received proceeds of $26,804 from the disposals. The total original cost and accumulated depreciation were $174,114 and $142,335, respectively. The Company recorded loss from disposals of $4,975.